                                 Exhibit 19.1

              Report of Management on Compliance by Administrator

We, as members of management of Student Loan Marketing Association (the "Company"), are responsible for complying with the terms and conditions of Sections 2.3A.1, 2.3.A.2, 2.4, 2.7.B, 2.8.B.1, 3.1.B, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, a wholly owned subsidiary of the Company, and SLM Funding Corporation, a wholly owned subsidiary of the Company, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for establishing and maintaining effective internal control over compliance with these terms and conditions.

We have performed an evaluation of the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1996 and for the year then ended.

March 21, 1997



/s/ Robert R. Levine
-----------------------------------
Robert R. Levine
Vice President and Treasurer



/s/ Mark G. Overend
-----------------------------------
Mark G. Overend
Vice President and Controller

                 Report of Management on Compliance by Servicer


I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5.A, 3.6, 3.10, and
3.15 of the Servicing Agreement (including activities of the subservicer from the period January 1, 1996 through January 25, 1996) among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance, including activities of the subservicer from the period January 1, 1996 through January 25, 1996, with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1996 and for the year then ended.

March 21, 1997



/s/ John F. Wallerstedt
-----------------------------------
John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation

              Report of Management on Compliance by Administrator

We, as members of management of Student Loan Marketing Association (the "Company"), are responsible for complying with the terms and conditions of Sections 2.3A.1, 2.3.A.2, 2.4, 2.7.B, 2.8.B.1, 3.1.B, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, a wholly owned subsidiary of the Company, and SLM Funding Corporation, a wholly owned subsidiary of the Company, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for establishing and maintaining effective internal control over compliance with these terms and conditions.

We have performed an evaluation of the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1996 and for the period March 6, 1996 through December 31, 1996.

March 21, 1997



/s/ Robert R. Levine
-----------------------------------
Robert R. Levine
Vice President and Treasurer



/s/ Mark G. Overend
-----------------------------------
Mark G. Overend
Vice President and Controller

                 Report of Management on Compliance by Servicer


I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5.A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the agreement indicated above as of December 31, 1996 and for the period March 6, 1996 through December 31, 1996.

March 21, 1997



/s/ John F. Wallerstedt
-------------------------------------
John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation

              Report of Management on Compliance by Administrator

We, as members of management of Student Loan Marketing Association (the "Company"), are responsible for complying with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.7.B, 2.8.B.1, 3.1.B, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, a wholly owned subsidiary of the Company, and SLM Funding Corporation, a wholly owned subsidiary of the Company, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2. We are also responsible for establishing and maintaining effective internal control over compliance with these terms and conditions.

We have performed an evaluation of the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1996 and for the period April 26, 1996 through December 31, 1996.

March 21, 1997



/s/ Robert R. Levine
-------------------------------------
Robert R. Levine
Vice President and Treasurer



/s/ Mark G. Overend
-------------------------------------
Mark G. Overend
Vice President and Controller

                Report of Management on Compliance by Servicer

I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3., 3.1, 3.2, 3.5.A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1996 and for the period April 26, 1996 through December 31, 1996.


March 21, 1997



/s/ John F. Wallerstedt
--------------------------------------
John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation

              Report of Management on Compliance by Administrator

We, as members of management of Student Loan Marketing Association (the "Company"), are responsible for complying with the terms and conditions of Sections 2.3A.1, 2.3.A.2, 2.4, 2.7.B, 2.8.B.1, 3.1.B, 3.2.A, 3.2.C, and 3.2.D
of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, a wholly owned subsidiary of the Company, and SLM Funding Corporation, a wholly owned subsidiary of the Company, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3. We are also responsible for establishing and maintaining effective internal control over compliance with these terms and conditions.

We have performed an evaluation of the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1996 and for the period July 9, 1996 through December 31, 1996.

March 21, 1997



/s/ Robert R. Levine
--------------------------------------
Robert R. Levine
Vice President and Treasurer



/s/ Mark G. Overend
--------------------------------------
Mark G. Overend
Vice President and Controller

                 Report of Management on Compliance by Servicer

I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5.A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1996 and for the period July 9, 1996 through December 31, 1996.

March 21, 1997



/s/ John F. Wallerstedt
--------------------------------------
John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation

              Report of Management on Compliance by Administrator

We, as members of management of Student Loan Marketing Association (the "Company"), are responsible for complying with the terms and conditions of Sections 2.3A. 1, 2.3.A.2, 2.4, 2.7. B, 2.8.B.1, 3.l.B., 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing Corporation, a wholly owned subsidiary of the Company, and SLM Funding Corporation, a wholly owned subsidiary of the Company, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4. We are also responsible for establishing and maintaining effective internal control over compliance conditions.

We have performed an evaluation of the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1996 and for the period October 3, 1996 through December 31, 1996.

March 21, 1997




/s/ Robert R. Levine
--------------------------------------
Robert R. Levine
Vice President and Treasurer



/s/ Mark G. Overend
--------------------------------------
Mark G. Overend
Vice President and Controller

                 Report of Management on Compliance by Servicer

I acknowledge that as a member of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5.A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above as of December 31, 1996 and for the period October 3, 1996 through December 31, 1996.

March 21, 1997



/s/ John F. Wallerstedt
--------------------------------------
John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation